UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2004
Date of Report (Date of earliest event reported)

Golden Telecom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27423	51-0391303
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Representation Office Golden TeleServices, Inc.
1 Kozhevnichesky Proezd, 2nd. Floor
Moscow, Russia 115114
(Address of principal executive office)

(011-7-501) 797-9300
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Press Release - Announcing 2nd Quarter 2004 Results

Item 7. Financial Statements and Exhibits.

Exhibits

Designation	Description
99.1	Golden Telecom, Inc. Press Release announcing second quarter 2004 results.

Item 12. Results of Operations and Financial Condition.

     On August 5, 2004, Golden Telecom, Inc. issued a press release announcing second quarter 2004 results. The press release is furnished as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDEN TELECOM, INC.
(Registrant)

By:	/s/ David Stewart

Name:	David Stewart
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: August 5, 2004

Exhibit Index

Exhibits

Designation	Description
99.1	Golden Telecom, Inc. Press Release announcing second quarter 2004 results.